Exhibit 25.2

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)  ☐

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

NCO GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0786880 (I.R.S. employer identification no.)

507 Prudential Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

Floating Rate Senior Notes due 2013

11.875% Senior Subordinated Notes due 2014

Guarantees of Floating Rate Senior Notes due 2013

Guarantees of 11.875% Senior Subordinated Notes due 2014

(Title of the indenture securities)

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
AC Financial Services, Inc.	Delaware	68-0623013	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
ALW Financial, Inc. f/k/a ALW Investment Company, Inc.	Delaware	20-5819309	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
AssetCare, Inc.	Georgia	20-4392053	5100 Peachtree Industrial Blvd. Norcross, GA 30071 1-800-220-2274
Compass International Services Corporation	Delaware	22-3540815	507 Prudential Road Horsham, PA 19044 1-800-220-2274
Compass Teleservices, Inc.	New Jersey	22-2744501	507 Prudential Road Horsham, PA 19044 1-800-220-2274
FCA Funding, Inc.	Delaware	23-2984383	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
FCA Leasing, Inc.	Delaware	51-0277275	507 Prudential Road Horsham, PA 19044 1-800-220-2274
JDR Holdings, Inc.	Delaware	22-3264150	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO ACI Holdings, Inc. f/k/a AssetCare, Inc.	Georgia	58-1893956	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Customer Management, Inc. f/k/a RMH Teleservices, Inc.	Pennsylvania	23-2250564	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Financial Systems, Inc.	Pennsylvania	23-1670927	507 Prudential Road Horsham, PA 19044 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
NCO Funding, Inc.	Delaware	51-0378281	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Group International, Inc.	Delaware	05-0614768	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Holdings, Inc. f/k/a Management Adjustment Bureau Funding, Inc.	Delaware	23-2984387	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Portfolio Management, Inc. f/k/a NCPM Acquisition Corporation	Delaware	27-0084103	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Support Services, LLC	Delaware	27-0105477	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Teleservices, Inc.	Pennsylvania	23-2878693	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCOP I, LLC d/b/a NCO Portfolio Management	Nevada	52-2300747	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP II, LLC d/b/a NCO Portfolio Management	Nevada	52-2300743	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP III, LLC d/b/a NCO Portfolio Management	Nevada	52-2300742	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP IV, LLC d/b/a NCO Portfolio Management	Nevada	37-1431981	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP V, LLC d/b/a NCO Portfolio Management	Nevada	22-3883319	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP VI, LLC d/b/a NCO Portfolio Management	Nevada	57-1192501	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP VII, LLC d/b/a NCO Portfolio Management	Nevada	35-2239667	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP VIII, LLC	Nevada	03-0578075	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP IX, LLC	Nevada	20-5995942	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
NCOP Capital Resource, LLC	Nevada	None	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP Financing, Inc.	Delaware	51-0407449	1201 Market Street Suite 800 Wilmington, DE 19801 1-800-220-2274
NCOP/Marlin, Inc.	Nevada	52-2352960	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP Nevada Holdings, Inc.	Nevada	52-2300749	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP Services, Inc.	Maryland	52-2300752	1804 Washington Blvd, Dept 200 Baltimore, MD 21230 1-800-220-2274
RMH Teleservices Asia Pacific, Inc.	Delaware	32-0047775	507 Prudential Road Horsham, PA 19044 1-800-220-2274
Asset Recovery & Management Corp.	Wisconsin	39-1686046	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Coast to Coast Consulting, LLC	Delaware	43-1917687	4025 Woodland Park Blvd. Suite 180 Arlington, TX 76103 1-800-220-2274
Greystone Business Group, LLC	Delaware	01-0585067	390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
Gulf State Credit, L.L.C.	Delaware	36-4332209	2425 Commerce Avenue Building 2100, Suite 100 Duluth, GA 30096 1-800-220-2274
Jennifer Loomis & Associates, Inc.	Arizona	95-3850888	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Old OSI LLC	Delaware	80-0123678	390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
OSI Collection Services, Inc.	Delaware	39-1314048	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
OSI Education Services, Inc.	Wisconsin	39-1357406	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
OSI Outsourcing Services International, Inc.	Wisconsin	90-0209538	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
OSI Outsourcing Services, Inc.	Delaware	13-3861550	4275 Bridge View Drive North Charleston, SC 29405 1-800-220-2274
OSI Portfolio Services, Inc.	Delaware	51-0369044	2425 Commerce Avenue Building 2100, Suite 100 Duluth, GA 30096 1-800-220-2274
OSI Recovery Solutions, Inc.	Delaware	43-1901709	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
OSI SPE LLC	Delaware	None	c/o Outsourcing Solutions, Inc. 390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
OSI Support Services, Inc.	Wisconsin	39-1133219	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Outsourcing Solutions Inc.	Delaware	20-0407098	390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
Pacific Software Consulting, LLC	Delaware	43-1917898	1580 South Main Street, Suite 105 PO Box 1188 Boerne, TX 78006 1-800-220-2274
PAE Leasing, LLC	Delaware	43-1917684	4025 Woodland Park Blvd. Suite 180 Arlington, TX 76103 1-800-220-2274
Payco American International Corp.	Wisconsin	39-1758995	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Perimeter Credit, L.L.C.	Delaware	36-4332206	2425 Commerce Avenue Building 2100, Suite 100 Duluth, GA 30096

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
1-800-220-2274
Professional Recoveries Inc.	Wisconsin	39-1787937	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Qualink, Inc.	Wisconsin	39-1758994	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Transworld Systems Inc.	California	94-1728881	2235 Mercury Way, Suite 275 Santa Rosa, CA 95407 1-800-220-2274
Union Settlement Administrator, Inc.	Delaware	13-4269978	c/o Outsourcing Solutions, Inc. 390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
Union Settlement Administrator Holdco, Inc.	Delaware	87-0714414	c/o Outsourcing Solutions, Inc. 390 South Woods Mill Rd. Suite 350 Chesterfield, MO 63017 1-800-220-2274
University Accounting Service, LLC	Wisconsin	39-1992489	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Credit Receivables Corporation I	Delaware	43-1916266	4315 Pickett Road St. Joseph, MO 64503 1-800-220-2274
Systems & Services Technologies, Inc.	Delaware	26-0590353	1717 West 7th Street Joplin, MO 64801 1-800-220-2274
Tempest Recovery Services, Inc.	Missouri	43-1816131	4315 Pickett Road St. Joseph, MO 64503 1-800-220-2274
NCOP X, LLC	Nevada	37-1557594	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
Portfolio Acquisitions, LLC	Delaware	41-2114268	2425 Commerce Avenue Building 2100, Suite 100 Duluth, GA 30096 1-800-220-2274
NCOP XI, LLC	Nevada	26-3893942	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
NCOP XII, LLC	Nevada	27-1342237	2520 St. Rose Parkway, Suite 212

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
Henderson, NV 89074 1-800-220-2274
Total Debt Management, Inc.	Georgia	58-2485151	6356 Corley Road Norcross, Georgia 30071 1-800-220-2274

1.                General information.  Furnish the following information as to the Trustee:

(a)           Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, N.W. Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)           Whether it is authorized to exercise corporate trust powers.

Yes.

2.             Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-15.       Pursuant to General Instruction B of the Form T-1, no responses are included for Items 3-15 of this Form T-1 because, to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee and the Trustee is not a foreign trustee as provided under Item 15 .

16.          List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.             A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T 1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration

Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.             A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T 1 filed with Registration Statement No. 333-154173).

6.             The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.             A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of April, 2010.

THE BANK OF NEW YORK MELLON

By:	/s/ Mary K. Miselis
Name: Mary K. Miselis
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,971,000
Interest-bearing balances	58,139,000
Securities:
Held-to-maturity securities	4,414,000
Available-for-sale securities	48,838,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	85,000
Securities purchased under agreements to resell	51,000
Loans and lease financing receivables:
Loans and leases held for sale	38,000
Loans and leases, net of unearned income	25,990,000
LESS: Allowance for loan and lease losses	475,000
Loans and leases, net of unearned income and allowance	25,515,000
Trading assets	4,711,000
Premises and fixed assets (including capitalized leases)	1,057,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	915,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	4,991,000
Other intangible assets	1,471,000
Other assets	11,075,000
Total assets	164,275,000

LIABILITIES
Deposits:
In domestic offices	60,985,000
Noninterest-bearing	30,587,000
Interest-bearing	30,398,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	73,119,000
Noninterest-bearing	2,527,000
Interest-bearing	70,592,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,043,000
Securities sold under agreements to repurchase	11,000
Trading liabilities	5,570,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,249,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	4,071,000
Total liabilities	150,538,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,499,000
Retained earnings	5,404,000
Accumulated other comprehensive income	-1,665,000
Other equity capital components	0
Total bank equity capital	13,373,000
Noncontrolling (minority) interests in consolidated subsidiaries	364,000
Total equity capital	13,737,000
Total liabilities and equity capital	164,275,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Robert P. Kelly	Directors
Catherine A. Rein